POWER OF ATTORNEY

      The undersigned hereby constitute and appoint Margaret W. Chambers, Marie E. Connolly, Douglas C. Conroy, Frederick C. Dey, Christopher J. Kelley, Kathleen K. Morrisey, Stephanie Pierce, Elba Vasquez, and Karen Jacoppo-Wood, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        June 1, 1999
/s/ Joseph S. DiMartino

                                        June 1, 1999
/s/ James M. Fitzgibbons

                                        June 1, 1999
/s/ J. Tomlinson Fort

                                        June 1, 1999
/s/ Arthur L. Goeschel

                                        June 1, 1999
/s/ Kenneth A. Himmel

                                        June 1, 1999
/s/ Stephen J. Lockwood

                                        June 1, 1999
/s/ John J. Sciullo

                                        June 1, 1999
/s/ Roslyn Watson

                                        June 1, 1999
/s/ Benaree Pratt Wiley



                                  EXHIBIT A


                       The Dreyfus/Laurel Funds, Inc.
                       The Dreyfus/Laurel Funds Trust
                 The Dreyfus/Laurel Tax-Free Municipal Funds
                     Dreyfus High Yield Strategies Fund